UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Winter Street, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2017, Radius Health, Inc. (the “Company”) announced the appointment of Jose (Pepe) Carmona, age 45, as the Company’s Chief Financial Officer, effective as of May 15, 2017. Mr. Carmona will also serve as the Company’s Principal Financial Officer, Principal Accounting Officer, and Treasurer.

Prior to his appointment with the Company, Mr. Carmona served as the Chief Financial Officer of Innocoll Holdings plc (“Innocoll”), a pharmaceutical and medical device company, and its predecessor entity, Innocoll AG, from 2015 to 2017. Prior to Innocoll, he served as Chief Financial Officer of Alcon Europe, Middle East & Africa, a division of Novartis AG (“Novartis”), a pharmaceutical company, from 2013 to 2015 and prior to that he held numerous financial management positions with increasing responsibility at Novartis, as Divisional Chief Financial Officer in North America, Latin America and other senior global financial roles, from 2003 to 2013. Mr. Carmona received his B.S. in Industrial Civil Engineering from Universidad Tecnica Federico Santa Maria in Valparaiso, Chile, and his M.B.A. from Columbia Business School in New York City.

In connection with his appointment, the Company entered into an employment letter agreement with Mr. Carmona (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Carmona will receive an initial annual base salary of $410,000 and is eligible to earn an annual cash incentive award based on performance with a target value equal to 40% of his annual base salary. Mr. Carmona will also be eligible to receive a sign-on bonus of $40,000 following completion of 30 days of employment with the Company, which he must repay in the event his employment is terminated for cause or he voluntarily resigns within 12 months of commencing employment with the Company. Mr. Carmona will also be eligible to participate in the Company’s employee benefit programs and plans.

As a material inducement to Mr. Carmona’s acceptance of employment with the Company, the Board of Directors of the Company approved a grant to Mr. Carmona of an option to purchase 125,000 shares of the Company’s common stock, with a per share exercise price equal to $34.96, the closing price of the Company’s common stock on the NASDAQ Global Market on the grant date of May 15, 2017. The option has a ten-year term and will vest over four years, with one-quarter of the underlying shares vesting on the first anniversary of the grant date and the remaining shares vesting in substantially equal monthly installments over the following 36 months, subject to Mr. Carmona’s continuous service with the Company through each vesting date. The grant was made pursuant to a stand-alone employment inducement stock option agreement (the “Inducement Option Agreement”) outside of the Company’s 2011 Equity Incentive Plan as a material inducement to Mr. Carmona’s acceptance of employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4) and is subject to the terms and conditions of the Inducement Option Agreement.

In addition, the Company entered into an executive severance agreement with Mr. Carmona, pursuant to which if his employment is terminated under certain circumstances he is eligible for materially the same form of severance compensation as provided to the named executive officers of the Company, other than the Chief Executive Officer of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2017. Mr. Carmona has also agreed to be subject to certain customary restrictions regarding confidentiality, non-competition and assignment of inventions.

Mr. Carmona succeeds Nick Harvey as Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer of the Company effective as of May 15, 2017. The Company and Mr. Harvey entered into a separation agreement (the “Separation Agreement”) providing for the terms of Mr. Harvey’s departure, effective as of May 17, 2017. Pursuant to the Separation Agreement, in addition to the separation benefits provided for pursuant to Mr. Harvey’s executive severance agreement with the Company dated July 1, 2015, Mr. Harvey will be entitled to receive reimbursement of COBRA premiums for an additional six months. Mr. Harvey has agreed to provide advisory services to the Company until November 17, 2017, pursuant to a consulting agreement between the Company and Mr. Harvey (the “Consulting Agreement”).  Pursuant to the terms of the Consulting Agreement, Mr. Harvey will receive a consulting fee of up to $108,127 and will be eligible for a bonus in the amount of $133,080 following the completion of his consulting services.

The foregoing descriptions of the Employment Agreement, Inducement Option Agreement, Separation Agreement and the Consulting Agreement are only summaries and are qualified in their entirety by reference to the full text of the agreements, copies of which have been filed hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference.

A copy of the press release announcing this event has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Letter Agreement, dated May 9, 2017, between the Company and Jose Carmona.
10.2	Employment Inducement Stock Option Agreement, dated May 15, 2017, between the Company and Jose Carmona.
10.3	Separation Agreement and General Release of Claims, dated May 15, 2017, between the Company and B. Nicholas Harvey.
10.4	Consulting Agreement, dated May 17, 2017, between the Company and B. Nicholas Harvey.
99.1	Press Release, dated May 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: May 15, 2017	By:	/s/ Robert E. Ward
	Name:	Robert E. Ward
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Letter Agreement, dated May 9, 2017, between the Company and Jose Carmona.
10.2	Employment Inducement Stock Option Agreement, dated May 15, 2017, between the Company and Jose Carmona.
10.3	Separation Agreement and General Release of Claims, dated May 15, 2017, between the Company and B. Nicholas Harvey.
10.4	Consulting Agreement, dated May 17, 2017, between the Company and B. Nicholas Harvey.
99.1	Press Release, dated May 15, 2017.

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